UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: August 31, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON STRATEGIC REAL RETURN FUND

FORM N-Q

AUGUST 31, 2011

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of investments (unaudited)	August 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 32.7%
U.S. Treasury Bonds, Inflation Indexed	3.375%	1/15/12	$139,836		$141,543
U.S. Treasury Bonds, Inflation Indexed	3.000%	7/15/12	94,159		97,432
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	646,666		799,441
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	528,849		627,306
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	215,498		248,395
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	558,252		800,612
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	10,514		13,412
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	370,740		554,864
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	344,642		423,614	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	51,539		63,626
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/13	256,310		262,097
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/13	86,032		90,576
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	561,959		601,516
U.S. Treasury Notes, Inflation Indexed	1.250%	4/15/14	319,983		337,882
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	610,740		663,035
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	374,980		393,992
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	301,733		334,735
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	112,492		117,466
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	307,379		357,399
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	307,816		357,667
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	215,498		243,647
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	324,505		363,395
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	210,274		247,171
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/19	253,726		294,520
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	445,072		493,682
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	237,337		260,014
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	310,477		324,716

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $8,861,882)					9,513,755

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 2.1%
Australia - 0.7%
Australia Government, Bonds	4.000%	8/20/20	60,000	AUD	113,371
Australia Government, Bonds	3.000%	9/20/25	70,000	AUD	89,498

Total Australia					202,869

France - 1.4%
French Treasury Notes, Notes	0.450%	7/25/16	275,576	EUR	398,794

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $557,634)					601,663

CORPORATE BONDS & NOTES - 0.3%
CONSUMER STAPLES - 0.0%
Beverages - 0.0%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.625%	4/15/15	10,000		10,823

FINANCIALS - 0.3%
Capital Markets - 0.1%
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	20,000		20,813

Consumer Finance - 0.1%
SLM Corp., Medium-Term Notes	8.000%	3/25/20	15,000		15,413

Diversified Financial Services - 0.1%
Bank of America Corp., Senior Notes	4.500%	4/1/15	10,000		10,097
Citigroup Inc., Senior Notes	6.000%	12/13/13	25,000		26,505

Total Diversified Financial Services					36,602

TOTAL FINANCIALS					72,828

TOTAL CORPORATE BONDS & NOTES (Cost - $80,455)					83,651

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of investments (unaudited) (cont’d)	August 31, 2011

SECURITY	SHARES	VALUE
COMMON STOCKS - 22.2%
CONSUMER DISCRETIONARY - 1.2%
Automobiles - 1.1%
Bayerische Motoren Werke AG	528	$42,740
Fuji Heavy Industries Ltd.	6,000	37,299
Honda Motor Co., Ltd.	500	16,155
Hyundai Motor Co.	230	43,765
Kia Motors Corp.	950	62,867
Renault SA	600	24,426
Toyota Motor Corp.	2,200	78,553

Total Automobiles		305,805

Leisure Equipment & Products - 0.1%
Mattel Inc.	1,530	41,111

TOTAL CONSUMER DISCRETIONARY		346,916

CONSUMER STAPLES - 2.6%
Beverages - 0.6%
Anheuser-Busch InBev NV	600	33,140
Coca-Cola Femsa SA de CV, ADR	370	36,549
Constellation Brands Inc., Class A Shares	1,510	29,853	*
PepsiCo Inc.	1,292	83,243

Total Beverages		182,785

Food Products - 1.2%
Archer-Daniels-Midland Co.	490	13,955
Dean Foods Co.	2,780	24,019	*
Nestle SA, Registered Shares	1,508	93,398
Nippon Meat Packers Inc.	2,000	24,762
Nutreco Holding NV	500	34,045
Smithfield Foods Inc.	1,550	33,976	*
Suedzucker AG	1,000	35,008
Tyson Foods Inc., Class A Shares	1,660	29,000
Unilever PLC	1,700	56,958

Total Food Products		345,121

Personal Products - 0.1%
Avon Products Inc.	1,240	27,974

Tobacco - 0.7%
British American Tobacco PLC	1,600	71,256
Imperial Tobacco Group PLC	1,600	53,037
Lorillard Inc.	226	25,181
Philip Morris International Inc.	640	44,365

Total Tobacco		193,839

TOTAL CONSUMER STAPLES		749,719

ENERGY - 2.1%
Energy Equipment & Services - 0.2%
Nabors Industries Ltd.	1,290	23,788	*
Patterson-UTI Energy Inc.	1,340	32,749

Total Energy Equipment & Services		56,537

Oil, Gas & Consumable Fuels - 1.9%
BP PLC	3,850	25,152
Chevron Corp.	712	70,424
China Petroleum & Chemical Corp., Class H Shares	24,000	23,674
ConocoPhillips	600	40,842
Eni SpA	1,000	20,111
Exxon Mobil Corp.	1,057	78,260
Marathon Oil Corp.	644	17,336
Marathon Petroleum Corp.	322	11,933
Pacific Rubiales Energy Corp.	900	22,139
Petroleo Brasileiro SA, ADR	1,630	43,440
Polski Koncern Naftowy Orlen SA	1,000	13,754	*
Repsol YPF, SA	1,017	29,321
Royal Dutch Shell PLC, Class A Shares	835	27,924
Suncor Energy Inc.	1,100	35,248

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of investments (unaudited) (cont’d)	August 31, 2011

SECURITY	SHARES	VALUE
Oil, Gas & Consumable Fuels - continued
Total SA	800	$39,067
Valero Energy Corp.	1,330	30,218
Yanzhou Coal Mining Co., Ltd., Class H Shares	10,000	29,091

Total Oil, Gas & Consumable Fuels		557,934

TOTAL ENERGY		614,471

FINANCIALS - 6.7%
Commercial Banks - 3.9%
Australia & New Zealand Banking Group Ltd.	2,277	49,386
Banco do Brasil SA	1,700	28,535
Banco Santander SA	3,471	32,011
Bank of Montreal	800	50,158
Bank of Nova Scotia	600	33,410
Bendigo and Adelaide Bank Ltd.	3,100	28,995
BNP Paribas SA	330	17,004
Canadian Imperial Bank of Commerce	300	23,405
Commerce Bancshares Inc.	790	31,260
Commonwealth Bank of Australia	1,258	64,843
DBS Group Holdings Ltd.	3,000	33,007
Grupo Financiero Banorte SAB de CV, Series O Shares	3,400	13,764
Gunma Bank Ltd.	5,000	25,989
HSBC Holdings PLC	12,500	108,883
Huntington Bancshares Inc.	3,716	18,692
Industrial & Commercial Bank of China Ltd., Class H Shares	66,765	43,819
M&T Bank Corp.	340	25,864
Mizuho Financial Group Inc.	13,800	20,906
National Australia Bank Ltd.	1,800	45,640
National Bank of Canada	600	44,438
PT Bank Mandiri	35,500	29,256	(b)
Royal Bank of Canada	500	25,590
Signature Bank	620	34,478	*
Societe Generale	800	26,845
Sumitomo Mitsui Financial Group Inc.	1,500	44,175
Swedbank AB, Class A Shares	2,700	37,148
U.S. Bancorp	1,280	29,709
Wells Fargo & Co.	3,540	92,394
Westpac Banking Corp.	3,000	66,061

Total Commercial Banks		1,125,665

Consumer Finance - 0.4%
American Express Co.	650	32,311
Capital One Financial Corp.	760	34,998
ORIX Corp.	360	32,441

Total Consumer Finance		99,750

Diversified Financial Services - 0.2%
JPMorgan Chase & Co.	933	35,043
London Stock Exchange Group PLC	2,000	29,885

Total Diversified Financial Services		64,928

Insurance - 1.4%
AFLAC Inc.	441	16,634
Allianz AG, Registered Shares	200	20,608
Allstate Corp.	655	17,181
American Financial Group Inc.	677	22,531
Assurant Inc.	586	20,610
Hannover Rueckversicherung AG	600	28,305
Hartford Financial Services Group Inc.	870	16,652
Legal & General Group PLC	18,800	32,044
Manulife Financial Corp.	1,500	20,510
Mapfre SA	9,400	32,259
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	100	13,053
Old Mutual PLC	16,800	32,698
PICC Property & Casualty Co., Ltd.	20,000	35,192
Prudential Financial Inc.	790	39,666
QBE Insurance Group Ltd.	2,300	34,715

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of investments (unaudited) (cont’d)	August 31, 2011

SECURITY	SHARES	VALUE
Insurance - continued
Travelers Cos. Inc.	700	$35,322

Total Insurance		417,980

Real Estate Investment Trusts (REITs) - 0.5%
Duke Realty Corp.	2,610	30,981
Hospitality Properties Trust	1,430	33,576
SL Green Realty Corp.	410	29,618
Stockland	7,400	23,652
Westfield Group	3,900	33,935

Total Real Estate Investment Trusts (REITs)		151,762

Real Estate Management & Development - 0.3%
Agile Property Holdings Ltd.	22,000	29,782
China Overseas Land & Investment Ltd.	10,000	21,321
Jones Lang LaSalle Inc.	281	18,802
Wheelock & Co., Ltd.	8,000	28,205

Total Real Estate Management & Development		98,110

TOTAL FINANCIALS		1,958,195

HEALTH CARE - 3.8%
Health Care Providers & Services - 0.8%
Aetna Inc.	990	39,630
AmerisourceBergen Corp.	880	34,830
Coventry Health Care Inc.	790	25,975	*
Humana Inc.	394	30,590
Medco Health Solutions Inc.	280	15,159	*
UnitedHealth Group Inc.	1,280	60,826
WellPoint Inc.	369	23,358

Total Health Care Providers & Services		230,368

Life Sciences Tools & Services - 0.3%
Lonza Group AG, Registered Shares	500	32,915	*
Pharmaceutical Product Development Inc.	1,300	40,924

Total Life Sciences Tools & Services		73,839

Pharmaceuticals - 2.7%
Abbott Laboratories	1,266	66,478
AstraZeneca PLC	1,360	64,464
Bristol-Myers Squibb Co.	600	17,850
Dr. Reddy’s Laboratories Ltd., ADR	860	28,251
Eli Lilly & Co.	1,360	51,014
Endo Pharmaceuticals Holdings Inc.	791	25,241	*
GlaxoSmithKline PLC	1,343	28,570
H. Lundbeck A/S	956	21,162
Meda AB, Class A Shares	3,400	37,316
Merck & Co. Inc.	2,636	87,304
Merck KGaA	300	26,909
Novartis AG, Registered Shares	1,244	72,539
Pfizer Inc.	5,458	103,593
Sanofi-Aventis	857	62,367
Stada Arzneimittel AG	1,000	35,223
Teva Pharmaceutical Industries Ltd., ADR	1,200	49,632
Warner Chilcott PLC, Class A Shares	1,254	21,393

Total Pharmaceuticals		799,306

TOTAL HEALTH CARE		1,103,513

INDUSTRIALS - 1.8%
Aerospace & Defense - 0.6%
General Dynamics Corp.	680	43,574
Lockheed Martin Corp.	550	40,805
Northrop Grumman Corp.	550	30,041
Raytheon Co.	860	37,178
Safran SA	800	31,057

Total Aerospace & Defense		182,655

Air Freight & Logistics - 0.1%
Ryder System Inc.	580	27,306

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of investments (unaudited) (cont’d)	August 31, 2011

SECURITY	SHARES	VALUE
Electrical Equipment - 0.1%
Sumitomo Electric Industries Ltd.	1,400	$18,558

Industrial Conglomerates - 0.3%
DCC PLC	971	26,502
General Electric Co.	2,503	40,824
SembCorp Industries Ltd.	8,000	28,631

Total Industrial Conglomerates		95,957

Machinery - 0.4%
Caterpillar Inc.	400	36,400
Hyundai Heavy Industries Co., Ltd.	100	32,479
Metso Corp.	600	22,754
Volvo AB, Class B Shares	2,100	26,111

Total Machinery		117,744

Road & Rail - 0.2%
CSX Corp.	1,820	39,931
FirstGroup PLC	4,200	25,015

Total Road & Rail		64,946

Trading Companies & Distributors - 0.1%
Mitsui & Co., Ltd.	1,100	18,704

TOTAL INDUSTRIALS		525,870

INFORMATION TECHNOLOGY - 0.4%
Electronic Equipment, Instruments & Components - 0.3%
Hitachi Ltd.	7,000	37,756
Jabil Circuit Inc.	1,930	32,521
Tech Data Corp.	394	18,550	*

Total Electronic Equipment, Instruments & Components		88,827

Office Electronics - 0.1%
Canon Inc.	500	23,475

TOTAL INFORMATION TECHNOLOGY		112,302

MATERIALS - 2.1%
Chemicals - 1.4%
Arkema	400	31,057
BASF SE	611	43,595
Cabot Corp.	990	34,086
Celanese Corp., Series A Shares	580	27,266
E.I. du Pont de Nemours & Co.	1,170	56,476
JSR Corp.	1,600	28,711
Kuraray Co., Ltd.	2,500	35,686
Lanxess AG	530	33,065
Mitsui Chemicals Inc.	10,000	34,348
PPG Industries Inc.	500	38,295
Sumitomo Chemical Co., Ltd.	7,000	29,163
Ube Industries Ltd.	9,000	28,210

Total Chemicals		419,958

Metals & Mining - 0.7%
BHP Billiton Ltd.	500	21,240
Rio Tinto Ltd.	400	31,008
Rio Tinto PLC	476	29,378
Severstal, GDR	2,008	31,265
Vale SA, ADR	1,800	50,832
Voestalpine AG	800	30,844

Total Metals & Mining		194,567

TOTAL MATERIALS		614,525

UTILITIES - 1.5%
Electric Utilities - 0.9%
CLP Holdings Ltd.	4,500	41,614
E.ON AG	2,100	46,019
Exelon Corp.	980	42,258
FirstEnergy Corp.	502	22,213
HongKong Electric Holdings Ltd.	5,000	38,660
Kansai Electric Power Co. Inc.	1,300	22,937

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of investments (unaudited) (cont’d)	August 31, 2011

SECURITY	SHARES	VALUE
Electric Utilities - continued
NV Energy Inc.	2,000	$29,840
Terna SpA	7,100	25,743

Total Electric Utilities		269,284

Gas Utilities - 0.2%
Gas Natural SDG SA	1,700	31,112
Tokyo Gas Co., Ltd.	8,000	36,672

Total Gas Utilities		67,784

Independent Power Producers & Energy Traders - 0.2%
AES Corp.	2,740	29,756	*
International Power PLC	6,700	36,979

Total Independent Power Producers & Energy Traders		66,735

Multi-Utilities - 0.2%
GDF Suez	1,300	41,000

TOTAL UTILITIES		444,803

TOTAL COMMON STOCKS (Cost - $6,467,793)		6,470,314

INVESTMENTS IN UNDERLYING FUNDS - 13.1%
iShares Trust - iShares Barclays TIPS Bond Fund	4,553	520,499
iShares Trust - iShares MSCI EAFE Index Fund	3,235	173,363
iShares, Inc. - iShares MSCI Series - iShares MSCI Japan Index Fund	59,525	587,512
Vanguard Index Funds - Vanguard Total Stock Market Fund, ETF Shares	2,742	172,225
Vanguard Specialized Funds - Vanguard REIT Index Fund, ETF Shares	41,335	2,379,656

TOTAL INVESTMENTS IN UNDERLYING FUNDS (Cost - $3,460,811)		3,833,255

PREFERRED STOCKS - 0.6%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen AG	200	33,312

FINANCIALS - 0.4%
Commercial Banks - 0.4%
Banco Bradesco SA	2,500	44,208
Itau Unibanco Holding SA	2,100	38,058
Itausa - Investimentos Itau SA	3,029	18,229

TOTAL FINANCIALS		100,495

MATERIALS - 0.1%
Metals & Mining - 0.1%
Vale SA	1,400	35,750

TOTAL PREFERRED STOCKS (Cost - $183,332)		169,557

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $19,611,907)		20,672,195

	RATE	MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 23.6%
Repurchase Agreements - 23.6%
State Street Bank & Trust Co. repurchase agreement dated 8/31/11; Proceeds at maturity - $6,889,000; (Fully collateralized by U.S. Treasury Bonds, 3.875% due 8/15/40; Market Value - $7,034,325) (Cost - $6,889,000)	0.000%	9/1/11	6,889,000	6,889,000

TOTAL INVESTMENTS - 94.6% (Cost - $26,500,907#)				27,561,195
Other Assets in Excess of Liabilities - 5.4%				1,559,370

TOTAL NET ASSETS - 100.0%				$29,120,565

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ADR	— American Depositary Receipt
AUD	— Australian Dollar

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of investments (unaudited) (cont’d)	August 31, 2011

EUR	— Euro
GDR	— Global Depositary Receipt

See Notes to Consolidated Schedule of Investments.

Notes to Consolidated Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Strategic Real Return Fund (the “Fund”), is a separate non-diversified series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund gains exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Real Return Fund Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. This schedule of investments is a consolidated schedule of investments of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

Notes to Consolidated Schedule of Investments (unaudited) (continued)

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
U.S. treasury inflation protected securities	—	$9,513,755	—	$9,513,755
Non-U.S. treasury inflation protected securities	—	601,663	—	601,663
Corporate bonds & notes	—	83,651	—	83,651
Common stocks	$6,441,058	29,256	—	6,470,314
Investments in underlying funds	3,833,255	—	—	3,833,255
Preferred stocks	169,557	—	—	169,557

Total long-term investments	$10,443,870	$10,228,325	—	$20,672,195

Short-term investments†	—	6,889,000	—	6,889,000

Total investments	$10,443,870	$17,117,325	—	$27,561,195

Other financial instruments:
Futures contracts	$464,936	—	—	$464,936
Forward foreign currency contracts	—	$232,649	—	232,649
Commodity index swaps	—	73,586	—	73,586

Total other financial instruments	$464,936	$306,235	—	$771,171

Total	$10,908,806	$17,423,560	—	$28,332,366

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$79,060	—	$79,060

†	See Consolidated Schedule of Investments for additional detailed categorizations.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against changes in certain asset classes, including commodity markets. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Consolidated Schedule of Investments (unaudited) (continued)

(d) Forward Foreign Currency Contracts. The Fund enters into a forward foreign currency contracts to maintain its target exposure to foreign currencies, to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities, to facilitate settlement of a foreign currency denominated portfolio transaction or to attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written Options. The Fund writes options to attempt to increase the Fund’s return, as a substitute for investing directly in a security or to attempt to hedge the Fund’s investments. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap Agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Consolidated Schedule of Investments.

Commodity Index Swaps

The Fund enters into commodity swaps for the purposes of managing its exposure to commodity markets. Commodity swaps are agreements between two parties to exchange cash flows based upon changes to a commodity reference price for a specified notional principal amount. To the extent the commodity reference price exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. The risks of commodity swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that the amount is positive.

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to Consolidated Schedule of Investments (unaudited) (continued)

(h) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Foreign Investment Risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of August 31, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $79,060. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At August 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,497,121
Gross unrealized depreciation	(436,833)

Net unrealized appreciation	$1,060,288

During the period ended August 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding November 30, 2010	—	—
Options written	9	$5,713
Options closed	(3)	(2,521)
Options exercised	(1)	(161)
Options expired	(5)	(3,031)

Written options, outstanding August 31, 2011	—	—

Notes to Consolidated Schedule of Investments (unaudited) (continued)

At August 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Buy:
Goldman Sachs Commodity Index Futures	28	9/11	$4,288,738	$4,729,200	$440,462
U.S. Treasury 10-Year Notes	3	12/11	386,564	387,094	530

					440,992

Contracts to Sell:
E-mini S&P 500 Index	9	9/11	571,909	547,965	23,944

Net Unrealized Gain on Open Futures Contracts					$464,936

At August 31, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	Morgan Stanley & Co. Inc.	1,456,000	$1,552,625	9/21/11	$30,376
Australian Dollar	Morgan Stanley & Co. Inc.	77,000	82,110	9/21/11	984
Australian Dollar	Morgan Stanley & Co. Inc.	56,000	59,716	9/21/11	1,390
Canadian Dollar	Morgan Stanley & Co. Inc.	1,505,000	1,536,096	9/21/11	(3,328)
Canadian Dollar	Morgan Stanley & Co. Inc.	74,000	75,529	9/21/11	(674)
Canadian Dollar	Morgan Stanley & Co. Inc.	48,000	48,992	9/21/11	249
Mexican Peso	Morgan Stanley & Co. Inc.	18,280,000	1,479,239	9/21/11	(50,776)
Mexican Peso	Morgan Stanley & Co. Inc.	1,209,000	97,834	9/21/11	(3,144)
Mexican Peso	Morgan Stanley & Co. Inc.	573,000	46,368	9/21/11	(1,842)
New Zealand Dollar	Morgan Stanley & Co. Inc.	1,894,000	1,611,467	9/21/11	82,297
New Zealand Dollar	Morgan Stanley & Co. Inc.	58,000	49,348	9/21/11	2,492
New Zealand Dollar	Morgan Stanley & Co. Inc.	20,000	17,017	9/21/11	(11)
Norwegian Krone	Morgan Stanley & Co. Inc.	8,426,000	1,569,108	9/21/11	33,524
Norwegian Krone	Morgan Stanley & Co. Inc.	492,000	91,621	9/21/11	1,766
Norwegian Krone	Morgan Stanley & Co. Inc.	277,000	51,584	9/21/11	1,318
Swiss Franc	Morgan Stanley & Co. Inc.	1,291,000	1,602,828	9/21/11	62,806
Swiss Franc	Morgan Stanley & Co. Inc.	94,000	116,705	9/21/11	(3,042)
Swiss Franc	Morgan Stanley & Co. Inc.	27,000	33,522	9/21/11	1,249

					155,634

Contracts to Sell:
Australian Dollar	Citibank, N.A.	171,964	182,132	11/16/11	(8,655)
Australian Dollar	Morgan Stanley & Co. Inc.	28,000	29,858	9/21/11	(795)
Australian Dollar	Morgan Stanley & Co. Inc.	9,000	9,597	9/21/11	(511)
Canadian Dollar	Morgan Stanley & Co. Inc.	39,000	39,806	9/21/11	(608)
Euro	Citibank, N.A.	74,703	107,216	11/16/11	(833)
Euro	Credit Suisse London	199,230	285,939	11/16/11	(1,917)
Mexican Peso	Morgan Stanley & Co. Inc.	171,000	13,838	9/21/11	(73)
New Zealand Dollar	Morgan Stanley & Co. Inc.	17,000	14,464	9/21/11	(619)
Norwegian Krone	Morgan Stanley & Co. Inc.	383,000	71,323	9/21/11	(2,232)
Swiss Franc	Morgan Stanley & Co. Inc.	111,000	137,811	9/21/11	12,621
Swiss Franc	Morgan Stanley & Co. Inc.	28,000	34,763	9/21/11	1,577

					(2,045)

Net Unrealized Gain on Open Forward Foreign Currency Contracts					$153,589

At August 31, 2011, the Fund held the following commodity swap contracts:

Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation
Morgan Stanley Capital Group Inc.	October 5, 2011	Treasury Bill Rate plus Fees	Commodity Index Basket Return	$1,894,967	$73,586	*

*	Swap contract is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

Notes to Consolidated Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at August 31, 2011.

Primary Underlying Risk Disclosure	Futures Contracts		Forward Foreign Currency Contracts		Swap Contracts, at value	Total
	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation
Interest Rate Contracts	$530	—	—	—	—	$530
Foreign Exchange Contracts	—	—	$232,649	$(79,060)	—	153,589
Commodity Contracts	440,462	—	—	—	$73,586	514,048
Equity Contracts	23,944	—	—	—	—	23,944

Total	$464,936	—	$232,649	$(79,060)	$73,586	$692,111

During the period ended August 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$895
Written options†	94
Futures contracts (to buy)	96,326
Futures contracts (to sell)	268,902
Forward foreign currency contracts (to buy)	8,502,273
Forward foreign currency contracts (to sell)	562,459

Average Notional Balance
Commodity index swap contracts	$2,009,055

†	At August 31, 2011, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Asset Management Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
President

Date:	October 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
President

Date:	October 26, 2011

By	/s/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date:	October 26, 2011